                                                                                                                                          EXHIBIT C

                                          CONTINUATION/CONVERSION NOTICE

Credit Suisse First Boston,

  as Administrative Agent

Eleven Madison Avenue

New York, New York  10010

Attention:

                                                    THE TITAN CORPORATION

Gentlemen and Ladies:

This Continuation/Conversion Notice is delivered to you pursuant to Section 2.9 of the Senior Secured Credit Agreement, dated as of February __, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among The Titan Corporation, a Delaware corporation (the “Borrower”), the various financial institutions as are or may become parties thereto (collectively, the “Lenders”), Credit Suisse First Boston, as administrative agent for the Lenders (the “Administrative Agent”), First Union Securities, Inc., as Syndication Agent, and The Bank of Nova Scotia, as Documentation Agent.  Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

The Borrower hereby requests that on ________, ____,

*[(1)  **$             of the presently outstanding principal amount of the [Revolving Loans] [Multi-Draw Term Loans] [Term B Loans] [Term C Loans] originally made on _______, ____,]

*[(2)  and all Loans presently being maintained as *[Base Rate Loans] [LIBO Rate Loans],]

(3)        be [converted into] [continued as],

(4)        **[LIBO Rate Loans having an Interest Period of [two weeks] [one] [two] [three] [six] [nine] [twelve] month(s)] [Base Rate Loans].

The Borrower hereby:

(a)        certifies and warrants that no Default has occurred and is continuing or will (immediately after giving effect to the continuation or conversion requested hereby) occur and be continuing; and

(b)        agrees that if prior to the time of such continuation or conversion any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Administrative Agent.

Except to the extent, if any, that prior to the time of the continuation or conversion requested hereby the Administrative Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed to be certified at the date of such continuation or conversion as if then made.

IN WITNESS WHEREOF, the Borrower has caused this Continuation/Conversion Notice to be executed and delivered, and the certification and representations and warranties contained herein to be made, by its duly Authorized Officer this ___ day of _____________, ____.

THE TITAN CORPORATION

By

  Name:

  Title:

*          Delete if not applicable.

**        Subject to minimum amounts and multiples contemplated in Section 2.9.

*          Delete if not applicable.

**        Insert appropriate interest rate option and, if applicable, the number of weeks or months with respect to LIBO Rate Loans.